UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Digi Power X Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DIGI POWER X INC. Have questions about this notice? Call the Toll Free Number below, or email. Toll Free 1-844-682-5888 Email: info@marrellitrust.ca Notice of Availability of Proxy Materials for DIGI POWER X INC. Annual General and Special Meeting Meeting Date and Location: When: Monday, December 21, 2026 10:00 a.m. (Eastern Time) Where: Virtually: https://linkstar.marrellitrust.ca/pxlogin ------- Fold You are receiving this notice to advise that the proxy materials for the above noted securityholders’ meeting are available on the Internet. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We remind you to access and review all of the important information contained in the Proxy Statement and other proxy materials before voting. The following proxy materials are available: (i) the Notice of Annual General and Special Meeting and Management Information Circular and Proxy Statement (the “Proxy Statement”), (ii) the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and (iii) the form of proxy. These materials are available at:https://marrellitrust.ca/2026/11/09/Digi-Power-X-Inc/ OR Corporation’s EDGAR profile at: www.sec.gov OR the Corporation’s SEDAR Plus Profile www.SEDARplus.ca OR the Corporation’s website at: www.digipowerx.com How to Obtain Paper Copies of the Proxy Materials Securityholders may request to receive paper or email copies of the current meeting materials at no cost, and may also request paper or email copies of proxy materials for all future meetings. Requests may be made by calling Marrelli Trust toll free at 1-844-682-5888, by emailing info@marrellitrust.ca, or online at https://marrellitrust.ca/2026/11/09/Digi-Power-X-Inc/. Please have your control number available when making a request. To ensure you receive the materials in advance of the voting deadline and meeting date, all requests must be received no later than November 30, 2026. If you do request the current materials, please note that another Voting Instruction Form/Proxy will not be sent; please retain your current one for voting purposes.How to Obtain Paper Copies of the Financial Statements Only Registered and Beneficial holders who return the request for financial statements will receive the documents. They will be received by regular post or email per selection made. ------- Fold * To attend and vote at the virtual meeting you will need the control number on your proxy or voting instruction form. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 21, 2026

Dual How to Vote If you are a registered holder or non-objecting beneficial owner (NOBO), please go to www.voteproxy.ca and enter the twelve (12) digit control number on your proxy or voting instruction form (VIF) to register your vote. Fax: 416.360.7812 Mail: Marrelli Trust Company Limited c/o DSA Corporate Services L.P 82 Richmond Street East Toronto, ON M5C 1P1 If you are an objecting beneficial owner (OBO), please contact your broker to register your vote on your behalf. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your securities you must vote using the methods reflected on your Voting Instruction Form or Proxy. Securityholder Meeting Notice The matters to be voted on at the meeting are listed below, together with the Board’s voting recommendations and the sections of the Proxy Statement where disclosure regarding each matter can be found. The Board recommends that Shareholders vote FOR ALL nominees in Proposal 1 and FOR each of Proposals 2, 3, 4, 5 and 6. 1. Proposal 1: Election of Directors Particulars of Matters to be Acted Upon – Page 10 2. Proposal 2: Appointment of Auditors Particulars of Matters to be Acted Upon – Page 13 3. Proposal 3: Approval of Amendment and Restatement of the Articles of Incorporation Particulars of Matters to be Acted Upon – Page 14 4. Proposal 4: Approval of Amendment and Restatement of the Articles of Incorporation to Increase Quorum Requirement for Meetings of Shareholders Particulars of Matters to be Acted Upon – Page 16 5. Proposal 5: Approval of Amendments to the Existing Restricted Share Unit Plan of the Corporation Particulars of Matters to be Acted Upon – Page 18 6. Proposal 6: Approval of Amendments to the Existing Stock Option Plan of the Corporation Particulars of Matters to be Acted Upon – Page 21 Fol